U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): October 4, 2004

                         5G WIRELESS COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30448                   20-0420885
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

         4136 Del Rey Avenue, Marina Del Rey, California         90292
           (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code:  (310) 448-8022




             Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On October 4, 2004, the Registrant's board of directors appointed Phil E. Pearce as an independent board member. Mr. Pearce owns a 1/2% interest in Redwood Capital Management, which is the management company for the investors in the subscription agreement described above.

     A press release announcing these actions of the board of directors is set forth at Exhibit 99 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: October 6, 2004                 By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer


                                   EXHIBIT INDEX

Number                 Description

99     Text of Press Release Issued by the Registrant, dated
       October 5, 2004 (filed herewith).